UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 8, 2007
ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction of inCompany)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO		80202-1132

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders
          On November 8, 2007, Royal Gold, Inc. (the “Company”) filed a Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware. The Certificate of Designations established and authorized 1,150,000 shares of the 7.25% Mandatory Convertible Preferred Stock as a series of the Company’s preferred stock, par value $0.01 per share, and established voting powers, preferences, and relative participating, optional, and other special rights of the shares of such series, and the qualifications, limitations, and restrictions thereof.
          The 7.25% Mandatory Convertible Preferred Stock, with respect to dividend rights or rights upon our liquidation, winding-up or dissolution, ranks (a) senior to the Company’s common stock, Series A Junior Participating Preferred Stock, $0.01 par value per share, and each other class of capital stock or series of preferred stock the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the 7.25% Mandatory Convertible Preferred Stock; (b) on parity with any class of capital stock or series of preferred stock the terms of which expressly provide that such class or series will rank on a parity with the 7.25% Mandatory Convertible Preferred Stock; (c) junior to each class of capital stock or series of preferred stock the terms of which expressly provide that such class or series will rank senior to the 7.25% Mandatory Convertible Preferred Stock; and (d) junior to the Company’s existing and future indebtedness.
          Holders of the 7.25% Mandatory Convertible Preferred Stock will be entitled to receive 7.25% of the liquidation preference of $100 per share per year. Dividends accumulate from the date of issuance and, the Company will pay dividends to the extent that the Company is legally permitted to pay dividends and the Company’s board of directors, or an authorized committee of the board of directors, declares a dividend payable. The expected dividend payable on the first dividend payment date of February 15, 2008 is $1.9333 per share. Each subsequent quarterly dividend is expected to be $1.8125 per share.
          Unless all accumulated and unpaid dividends on the 7.25% Mandatory Convertible Preferred Stock for all past dividend periods have been paid in full, the Company will not, except in certain circumstances, (a) declare or pay any dividend or make any distribution of assets on any parity or junior stock, other than dividends or distributions in the form of parity or junior stock and cash solely in lieu of fractional shares in connection with any such dividend or distribution; (b) redeem, purchase or otherwise acquire any shares of junior stock or pay or make any monies available for a sinking fund for such shares of junior stock, other than (A) upon conversion or exchange for other junior stock, (B) the purchase of fractional interests in shares of any junior stock pursuant to the conversion or exchange provisions of such shares of junior stock or the forfeiture of unvested shares of restricted stock or share withholdings upon exercise, delivery or vesting of equity awards granted to officers, directors and employees upon termination of employment or service with the Company or any of its subsidiaries; or (c) redeem, purchase or otherwise acquire any shares of parity stock, except upon conversion into or exchange for other parity stock or junior stock and cash solely in lieu of fractional shares in connection with any such conversion or exchange.

          This summary is qualified in its entirety by reference to the form of Certificate of Designations referenced herein as Exhibit 3.1 and attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 6, 2007 and the Certificate of Amendment to the Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock referenced herein as Exhibit 3.2 and attached as Exhibit 3.4 to Royal Gold’s Registration Statement on Form 8-A filed on November 9, 2007.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
          On November 8, 2007, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock to 100,000,000 shares.
          On November 8, 2007, the Company filed the Certificate of Designations establishing the 7.25% Mandatory Convertible Preferred Stock with the Secretary of State of the State of Delaware. Dividends on the 7.25% Mandatory Convertible Preferred Stock will be payable on a cumulative basis when, as and if declared by the Company’s board of directors at an annual rate of 7.25% per share on the liquidation preference of $100 per share. The Company will pay dividends in cash, common stock or a combination thereof, on February 15, May 15, August 15 and November 15 of each year to and including November 15, 2010, commencing on February 15, 2008.
Each share of the 7.25% Mandatory Convertible Preferred Stock will automatically convert on November 15, 2010, into between 2.8335 and 3.4002 shares of our common stock, subject to anti-dilution adjustments. At any time prior to November 15, 2010, holders may elect to convert each share of Mandatory Convertible Preferred Stock into shares of the Company’s common stock at the minimum conversion rate of 2.8335 shares of common stock per share of 7.25% Mandatory Convertible Preferred Stock, subject to anti-dilution adjustments. At any time prior to May 15, 2008, the Company may, at its option, cause the conversion of all, but not less than all, of the 7.25% Mandatory Convertible Preferred Stock into shares of the Company’s common stock at the provisional conversion rate described in the Certificate of Designations, provided, however, that, the Company may not elect to exercise its provisional conversion right if, on or prior to May 15, 2008, the Company has completed a material transaction involving the acquisition of assets or a business with a purchase price of $100 million or more. In the event of a cash acquisition of the Company, as described in the Certificate of Designations, under certain circumstances the conversion rate will be adjusted during the cash acquisition conversion period.
The information set forth in Item 3.03 with respect to the Certificate of Designations is incorporated by reference herein. This summary is qualified in its entirety by reference to the form of Certificate of Designations referenced herein as Exhibit 3.1 and attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 6, 2007 and the Certificate of Amendment to the Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock referenced herein as Exhibit 3.2 and attached as Exhibit 3.4 to Royal Gold’s Registration Statement on Form 8-A filed on November 9, 2007.

          On November 9, 2007, the Company amended the Certificate of Designations to allow for the shares of 7.25% Mandatory Convertible Preferred Stock to be in uncertificated form.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

3.1	Form of Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to Royal Gold’s Current Report on Form 8-K filed on November 6, 2007).
3.2	Certificate of Amendment to the Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock (incorporated by reference to Exhibit 3.4 to Royal Gold’s Registration Statement on Form 8-A filed on November 9, 2007).
3.3	Certificate of Amendment to the Restated Certificate of Incorporation of Royal Gold, Inc. (incorporated by reference to Exhibit 3.2 to Royal Gold’s Registration Statement on Form 8-A filed on November 9, 2007).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)
By:	/s/ Karen Gross
Name:	Karen Gross
Title:	Vice President and Corporate Secretary

Dated: November 14, 2007

Exhibit Index

Exhibit No.

3.1	Form of Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to Royal Gold’s Current Report on Form 8-K filed on November 6, 2007).
3.2	Certificate of Amendment to the Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock (incorporated by reference to Exhibit 3.4 to Royal Gold’s Registration Statement on Form 8-A filed on November 9, 2007).
3.3	Certificate of Amendment to the Restated Certificate of Incorporation of Royal Gold, Inc. (incorporated by reference to Exhibit 3.2 to Royal Gold’s Registration Statement on Form 8-A filed on November 9, 2007).